American Century ETF Trust Statement of Additional Information (SAI) Supplement Avantis® All International Core Equity ETF
Supplement dated September 22, 2026 ■ SAI dated May 5, 2026

The following replaces the information for Avantis All International Core Equity ETF in the Costs Associated with Creation Transactions table on page 40 of the SAI:

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
Avantis All International Core Equity ETF	$2,600	7%
1 As a percentage of the NAV per Creation Unit.

The following replaces the information for Avantis All International Core Equity ETF in the Costs Associated with Redemption Transactions table on page 42 of the SAI:

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
Avantis All International Core Equity ETF	$2,600	2%
1 As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

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